STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is made and entered into as of November 1, 2006 between Valhi Holding Company, a Delaware corporation ("Seller"), and Valhi, Inc., a Delaware corporation ("Valhi").

                                    Recitals

         Seller wishes to sell 1,000,000 shares (the "Shares") of the common stock, $0.01 par value per share, of Valhi owned by Seller, to Valhi, and Valhi wishes to purchase the Shares, on the terms and subject to the conditions of this Agreement (the "Transaction").

                                    Agreement

         The parties agree as follows:

                                   ARTICLE I.
                                 THE TRANSACTION

         Section 1.1. Purchase and Sale of Shares. Against payment of the purchase price therefor as specified in Section 1.2, Seller hereby sells, transfers, assigns and delivers to Valhi the Shares. Certificates representing the Shares are hereby delivered accompanied by stock powers duly endorsed in blank.

         Section 1.2. Purchase Price and Payment. Valhi hereby purchases all of the Shares for a purchase price of $23.50 per Share in cash, payment for which is hereby made by means of a transfer of $23,500,000.00 to an account specified by Seller.

                                   ARTICLE II.
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         Seller hereby represents and warrants to Valhi as of the date of this Agreement as follows:

         Section 2.1. Authority. It is a corporation validly existing and in good standing under the laws of the state of its incorporation. It has full corporate power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the Transaction. All corporate action required to be taken by or on behalf of it to authorize the execution, delivery and performance of this Agreement has been duly and properly taken.

         Section 2.2. Validity. This Agreement is duly executed and delivered by it and constitutes its lawful, valid and binding obligation, enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the Transaction by it are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under (a) its charter or bylaws; (b) any material contract, agreement or other instrument to which it is a party or by which it is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to it; or (d) any law, rule or regulation applicable to it, except in each case for such prohibitions, violations, conflicts or defaults that would not have a material adverse consequence to the Transaction.

         Section 2.3. Ownership of Shares. It is the record and beneficial owner of the Shares and upon consummation of the transactions contemplated by this Agreement, Valhi will acquire good and marketable title to the Shares, free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws.

                                  ARTICLE III.
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Valhi hereby represents and warrants to the Seller as of the date of this Agreement as follows:

         Section 3.1. Authority. It is a corporation validly existing and in good standing under the laws of the state of Delaware. It has full corporate power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the Transaction. All corporate and other actions required to be taken by or on behalf of it to authorize the execution, delivery and performance of this Agreement have been duly and properly taken.

         Section 3.2. Validity. This Agreement is duly executed and delivered by it and constitutes its lawful, valid and binding obligation, enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the Transaction by it are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under (a) its charter or bylaws; (b) any material contract, agreement or other instrument to which it is a party or by which it is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to it; or (d) any law, rule or regulation applicable to it, except in each case for such prohibitions, violations, conflicts or defaults that would not have a material adverse consequence to the Transaction.

         Section 3.3. Purchase for Investment. It is purchasing the Shares sold and delivered to it hereunder for investment solely for its own account and not with a view to, or for resale in connection with, the distribution thereof. It understands that such Shares are restricted securities under the Securities Act of 1933, as amended (the "Securities Act"), and that such Shares must be held indefinitely unless they are registered under the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available.

         Section 3.4. Nature of Purchaser. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares.

                                   ARTICLE IV.
                               GENERAL PROVISIONS

         Section 4.1. Survival. The representations and warranties set forth in this Agreement shall survive the execution of this Agreement and the consummation of the transactions contemplated herein. The covenants and other agreements set forth in this Agreement shall terminate on the tenth anniversary of this Agreement.

         Section 4.2. Amendment and Waiver. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in a writing referring to this Agreement and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 4.3. Parties and Interest. This Agreement shall bind and inure to the benefit of the parties named herein and their respective heirs, successors and assigns.

         Section 4.4. Entire Transaction. This Agreement contains the entire understanding among the parties with respect to the transactions contemplated hereby and supersedes all other agreements and understandings among the parties with respect to the subject matter of this Agreement.

         Section 4.5. Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware.

         Section 4.6. Severability. If any provision of this Agreement is found to violate any statute, regulation, rule, order or decree of any governmental authority, court, agency or exchange, such invalidity shall not be deemed to effect any other provision hereof or the validity of the remainder of this Agreement and such invalid provision shall be deemed deleted to the minimum extent necessary to cure such violation.

         Section  4.7.  Notice.  All  notices,   requests,   demands  and  other
communications hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid as follows:

                  If to the Seller:            Valhi Holding Company
                                               5430 LBJ Freeway
                                               Three Lincoln Centre, Suite 1700
                                               Dallas, Texas 75240-2697
                                               Attention:  Secretary

                  If to the Purchaser:         Valhi, Inc.
                                               5430 LBJ Freeway
                                               Three Lincoln Centre, Suite 1700
                                               Dallas, Texas 75240-2697
                                               Attention:  General Counsel

         Section 4.8. Headings. The sections and other headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         Section 4.9. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

         The parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.


                                            VALHI HOLDING COMPANY




                                            By: /s/ Bobby D. O'Brien
                                                ---------------------------
                                                Bobby D. O'Brien, Vice President


                                            VALHI, INC.




                                            By:  /s/ Steven L. Watson
                                                 ---------------------------
                                                 Steven L. Watson, President